Exhibit 10.1

SIXTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 4, 2016, by and among MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc., a Delaware corporation (“Modern”) and MS MODERNIZATION SERVICES, INC., a Texas corporation, formerly known as Sophisticated Business Systems, Inc., successor by merger to BP-AT Acquisition LLC, a Delaware limited liability company f/k/a BP-AT Acquisition Corporation, a Delaware corporation (“MS”, and collectively with Modern, “Borrowers”, and each individually, a “Borrower”), and COMERICA BANK (“Bank”).

RECITALS

Borrowers and Bank are parties to that Loan and Security Agreement dated October 2, 2013, as it may be amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement, Joinder, and Modification to Loan Documents dated September 25, 2014, that certain Omnibus Modification to Loan Documents and Consent dated January 8, 2015, that certain Third Amendment to Loan and Security Agreement, Modification to Loan Documents and Consent dated May 1, 2015, that certain Fourth Amendment to Loan and Security Agreement dated May 11, 2015 and that certain Fifth Amendment to Loan and Security Agreement and Waiver dated as of March 9, 2016 (as amended, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment and Borrowers have requested that Bank waive the occurrence of certain Events of Default.

NOW, THEREFORE, the parties agree as follows:

1.           Exhibit A of the Agreement is amended by amending and restating the following defined terms to read in their entireties as follows:

“Liquidity’ means the sum of Borrowers’ Cash at Bank (which Cash at Bank shall be no less than Two Hundred Fifty Thousand Dollars ($250,000)) plus eighty percent (80%) of Eligible Accounts.

“Non-Formula Revolving Line Maturity Date” means July 1, 2018.

2.           Sections 6.7(a) and 6.7(c) of the Agreement are amended and restated to read in their entireties as follows:

(a)         Bank Debt Liquidity Coverage. Tested monthly as of the last day of each month, commencing on the Revolving Line Increase Effective Date, a ratio of Liquidity to all Indebtedness, other than Indebtedness that is guaranteed, to Bank of at least 1.25 to 1.00.

(b)           EBITDA. Tested monthly, EBITDA of Parent, measured on a trailing six (6) month basis ending on the date of determination, of not less than the following amounts on the following dates:

Testing Dates	Minimum EBITDA
April 30, 2016	($1,500,000)
May 31, 2016	($1,500,000)
June 30, 2016	($1,000,000
July 31, 2016	($1,000,000)
August 31, 2016	($750,000)
September 30, 2016	($750,000)
October 31, 2016	($250,000)
November 30, 2016	$250,000
December 31, 2016	$250,000
January 31, 2017 and the last day of each month thereafter	$500,000”

3.           Exhibit E to the Agreement is deleted and replaced with Exhibit E attached hereto.

4.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5.           Borrowers represent and warrant that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that, other than the Covenant Violations, no Event of Default has occurred and is continuing.

6.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)       this Amendment, executed by Borrowers; and

(b)       all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts.

7.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrowers and Bank have executed and delivered this Sixth Amendment to Loan and Security Agreement as of the date first set forth above.

MODERN SYSTEMS CORPORATION, a Delaware corporation, formerly known as BluePhoenix Solutions USA, Inc.

By:	/s/ Richard T. Chance

Printed Name:	Richard T. Chance

Title:	Chief Financial Officer

MS MODERNIZATION SERVICES, INC., a Texas corporation, formerly known as Sophisticated Business Systems, Inc., successor by merger to BP-AT Acquisition LLC, formerly known as BP-AT Acquisition Corporation

By:	/s/ Richard T. Chance

Printed Name:	Richard T. Chance

Title:	Chief Financial Officer

COMERICA BANK

By:	/s/ Walter Weston

Printed Name:	Walter Weston

Title:	VP

[Signature Page to Sixth Amendment to Loan and Security Agreement (11851718)]

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Technology & Life Sciences Division Loan Analysis Department 250 Lytton Avenue 3rd Floor, MC 4240 Palo Alto CA 94301 Phone: (650) 462-6060 Fax: (650) 462-6061

FROM: Modern Systems Corporation and MS Modernization Services, Inc.

The undersigned authorized Officer of Modern Systems Corporation and MS Modernization Services, Inc. (individually and collectively, “Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending , 201___ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S for Parent	Annually, within 150 days of FYE	YES	NO
Company Prepare Annual Consolidating F/S for Parent	Annually, within 150 days of FYE (commencing 2014 FY)	YES	NO
Company Prepared Annual F/S	Annually, within 150 days of FYE	YES	NO
Borrowing Base Cert, A/R & A/P Agings	Monthly, within 30 days	YES	NO
Annual Business Plan	Annually, on or before 1/31	YES	NO
Intellectual Property Report	Quarterly within 30 days	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower’s cash and investments	Amount: $____________________________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $____________________________	YES	NO

	DESCRIPTION	APPLICABLE

Legal Action > $250,000 (Sect. 6.2(iv))	Notify promptly upon notice _____________________	YES	NO
Inventory Disputes> $250,000 (Sect. 6.3)	Notify promptly upon notice _____________________	YES	NO
Mergers & Acquisitions> $250,000 (Sect. 7.3)	Notify promptly upon notice _____________________	YES	NO
Cross default with other agreements >$250,000 (Sect. 8.6)	Notify promptly upon notice _____________________	YES	NO
Judgments/Settlements > $250,000 (Sect. 8.8)	Notify promptly upon notice _____________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

Bank Debt Liquidity Ratio (tested monthly commencing on the Revolving Line Increase Effective Date)	1.25:1.00	_________:1.00	YES	NO
New Equity	See Sec. 6.7(b)	$________________________	YES	NO
Minimum EBITDA	See Sec. 6.7(c)	$________________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$250,000	$________________________	YES	NO
Permitted Investments for stock repurchase	<$250,000	$________________________	YES	NO
Permitted Investments for subsidiaries	<$250,000	$________________________	YES	NO
Permitted Investments for employee loans	<$250,000	$________________________	YES	NO
Permitted Investments for joint ventures	<$250,000	$________________________	YES	NO
Permitted Liens for equipment leases	<$250,000	$________________________	YES	NO
Permitted Transfers	<$250,000	$________________________	YES	NO
Cash Transfer to Parent	<$450,000	$________________________	YES	NO

Please Enter Below Comments Regarding Violations:

The undersigned further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no Credit Extensions will be made.

Very truly yours,

MODERN SYSTEMS CORPORATION, for itself and on behalf of MS Modernization Services, Inc.

Authorized Signer

Name

Title